Supplement dated June 10, 2025 to the

Prospectus and Statement of Additional Information, each dated April 24, 2025.

Shares of each Fund listed below are not currently offered or available for purchase on the secondary market.

Tradr 2X Long ALAB Daily ETF
Tradr 2X Long MDB Daily ETF
Tradr 2X Long QUBT Daily ETF
Tradr 2X Long RGTI Daily ETF
Tradr 2X Long ZS Daily ETF

Each a series of Investment Managers Series Trust II

Please retain this Supplement for future reference.